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              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

                      Supplement dated September 12, 2007
                     to the Prospectus dated April 30, 2007


This supplement describes the Adjustable Term Insurance Rider, a supplemental insurance benefit available to certain Owners of Corporate Owned Variable Universal Life Insurance IV.

1. The charges for the Adjustable Term Insurance Rider are the same as the charges for the Insured Term Rider shown in the CHARGES FOR OPTIONAL RIDERS table on page 9 of the prospectus. Accordingly, the subheading "Insured Term Rider (2 parts of the charge)" is revised to read "Insured Term Rider and Adjustable Term Insurance Rider (2 parts of the charge)."

2. The following is added under OWNERSHIP/POLICY RIGHTS --Increases in the Stated Amount (requires additional underwriting approval), on page 26 of the prospectus:

If you have added the Insured Term Rider to the Policy, and you request an increase in Stated Amount, the increase will be effected by increasing both the Insured Term Rider Stated Amount and the base Policy Stated Amount, so that the ratio of the Insured Term Rider Stated Amount to the base Policy Stated Amount is the same both before and after the increase.

If you have added the Adjustable Term Insurance Rider to the Policy and you request an increase in Stated Amount, the increase will be effected solely through an increase in the Stated Amount of the Adjustable Term Insurance Rider. The Stated Amount of the base Policy may not be increased.

This means that an increase in insurance coverage under a Policy with the Adjustable Term Insurance Rider may be less expensive than an equivalent increase in coverage under a Policy with the Insured Term Rider. This is due to the fact that the Monthly Sales Expense Charge will not apply to any portion of the increase under a Policy with the Adjustable Term Insurance Rider since this charge does not currently apply to term insurance coverage. The Monthly Sales Expense Charge would apply to an increase in coverage under a Policy with the Insured Term Rider


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because some portion of the increase would have to be provided through an increase in the base Policy Stated Amount. In addition, as a result of this increase in base Policy Stated Amount, a higher Front-End Sales Expense Charge will be imposed on a portion of the premium as described in the Fee Table on page 7 of the prospectus. Lastly, the current cost of insurance charge for an increase in coverage under the Adjustable Term Insurance Rider is determined differently than for an increase in coverage under the Insured Term Rider. As a result, the current cost of insurance charge under the Adjustable Term Insurance Rider will be higher in some Policy Years, and lower in other Policy Years, than the current cost of insurance charge under the Insured Term Rider.

3. The following replaces, in its entirety, the section titled INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS) under OTHER BENEFITS on page 36 of the prospectus:

                         SUPPLEMENTAL INSURANCE BENEFITS

You may choose to purchase the Insured Term Rider as an addition to the Policy. Qualifying Policy Owners may choose to purchase the Adjustable Term Insurance Rider as an addition to the Policy. Qualifying Policy Owners are those who purchase the Policy in connection with certain corporate executive benefit plans offered through designated broker-dealers. You should ask your registered representative if the broker-dealer with which he or she is associated is one through which the Adjustable Term Insurance Rider is available.

Combining a Policy and a term rider, sometimes known as "blending," may be more economical than adding another Policy or purchasing a Policy with a higher base Policy Stated Amount. Combining a Policy and a term rider may lower costs and may improve Contract Value accrual for the same amount of Death Benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding a term rider does not necessarily reduce the cost of offering benefits to your executives.

Adding a term rider may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your total coverage that is comprised of base Policy Stated Amount and term rider Stated Amount. You should discuss your insurance needs and financial objectives with


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your registered representative before purchasing any life insurance product.
Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and term rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Policy values would vary over time based on different assumptions.